                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ____________

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                               December 20, 2001
                               -----------------


                             AFC Enterprises, Inc.
                             ---------------------
             (Exact name of registrant as specified in its charter)


   Minnesota                           000-32369               58-2016606
----------------                       ---------               ----------
(State or other                       (Commission            (IRS Employer
 jurisdiction                         File Number)       Identification Number)
of incorporation)


Six Concourse Parkway, Suite 1700, Atlanta, Georgia              30328-5352
---------------------------------------------------              ----------
   (Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code:  (770) 391-9500
                                                           --------------


                                 Not applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 9.  Other Events.

     In anticipation of upcoming communications with shareholders, the company discloses the following information:

     We continue to be confident that we will achieve $1.20 diluted earnings per share ("EPS") for 2001 and equally confident that we will deliver on next year's consensus estimates of $1.70 EPS (which includes the $.20 increase in diluted EPS we expect to realize from our adoption of SFAS 142). In 2002, we will continue to focus on the key drivers which have been responsible for our past success, namely, aggressive new menu expansion; new franchise unit growth, including new venues; international expansion; conversion strategy; Model Market (i.e. Company-owned unit) improvements; expanded re-imaging; and increased media spending. Additionally, we will continue to pursue major strategic alliances, we hope to identify and close a meaningful acquisition, and we plan to call our 10.25% high yield bonds in May 2002.


Forward-Looking Statements.

Certain statements in this filing, and other written or oral statements made by or on behalf of AFC or its brands, are "forward-looking statements" within the meaning of the federal securities laws. Statements regarding future events and developments and our future performance, as well as management's expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are the cost and availability of our principal food products, increased energy costs, labor shortages or increased labor costs, our ability to franchise new units and expand our brands, our and our franchisees' ability to successfully operate existing units and open new units, changes in consumer preferences and demographic trends, competition, general economic, political and regulatory conditions and the risk factors detailed in our Annual Report on Form 10-K for the year ended December 31, 2000 and the other documents we file with the Securities and Exchange Commission. You should not place undue reliance on any forward-looking statements, since those statements speak only as of the date they are made.

                                   Signatures
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                AFC ENTERPRISES, INC.



Date:  December 20, 2001        By:  /s/ Frank J. Belatti
                                   -------------------------------
                                   Frank J. Belatti
                                   Chairman of the Board and Chief
                                   Executive Officer